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                                                                    EXHIBIT 4.2


                           SPECIMEN STOCK CERTIFICATE


NUMBER        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE        SHARES


                        AMERICAN COIN MERCHANDISING, INC.

                                PAR VALUE $.01 EACH             SEE REVERSE FOR
                                   COMMON STOCK                   DEFINITIONS


THIS IS TO CERTIFY THAT                             IS THE OWNER OF


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    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF
              $0.01 PER SHARE OF AMERICAN COIN MERCHANDISING, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.


WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


--------------------------                                ---------------------
                 Secretary    [Corporate Seal]                        President




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                           [BACK SIDE OF CERTIFICATE]


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT -                Custodian
                    --------------           ---------------------
                        (Cust)                      (Minor)

Under Uniform Gifts to Minors Act

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(State)

         Additional abbreviations may also be used though not in the above list.


For Value Received,                hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
 ASSIGNEE)

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                                                                      Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated
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In presence of

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